Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Noble Roman’s, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Scott Mobley, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Scott Mobley
A. Scott Mobley
President and Chief Executive Officer
of Noble Roman’s, Inc.

May 15, 2019